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                                                                    Exhibit 10.1

                       FIRST AMENDMENT TO SECOND AMENDED
                       ---------------------------------
                          AND RESTATED LOAN AGREEMENT
                          ---------------------------



     This First Amendment to Second Amended and Restated Loan Agreement as of June 30, 1998, by and between Citizens Bank of Massachusetts (herein "BANK"), and DM Management Company, a Delaware corporation (herein "BORROWER:).

     Reference is made to a certain Loan Agreement made as of June 5, 1997 by and between BANK and BORROWER, as the same has been amended and restated in a certain Amended and Restated Loan Agreement dated October 31, 1997, and in a certain Second Amended and Restated Loan Agreement dated March 5, 1998 (as so restated, the "Loan Agreement").

                                  WITNESSETH:
                                  -----------


     WHEREAS, the BORROWER wishes to amend certain of the provisions of the Loan Agreement; and

     WHEREAS, THE BANK is willing to do so on the terms, provisions and conditions contained herein;

     NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereby agree that the Loan Agreement is hereby amended as follows:

     Paragraph 11.11 of the Loan Agreement is hereby deleted and the following inserted in lieu thereof:

         11.11 The BORROWER will not, for any four (4) consecutive fiscal quarters, permit DEBT SERVICE COVERAGE to be less than 1.25 to 1. Such covenant shall be calculated quarterly based upon the preceding 12 months of operations commencing with the twelve month period year ending June 30, 1997. Notwithstanding the foregoing, the calculation for the quarters ending June 30, 1998 and September 30, 1998 shall be made without any reference to UNFINANCED CAPITAL EXPENDITURES.

     This Amendment shall take effect as of the date first above written.
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     Except as hereby amended, the Loan Agreement is hereby ratified, confirmed and republished.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above written.

Witness:                  DM MANAGEMENT COMPANY


                            By: /s/ Peter J. Tulp
                               ___________________________________
                               Peter J. Tulp, Corporate Controller


                          CITIZENS BANK OF MASSACHUSETTS

                            By: /s/ Lori B. Leeth
                               ____________________________________
                               Lori B. Leeth, Senior Vice President